Filed Pursuant to Rule 497
1933 Act File No. 333-141421
1940 Act File No. 811-22038

Bear Stearns Active ETF Trust

Supplement dated July 18, 2008
to the Prospectus
dated March 10, 2008
as supplemented on
March 25, 2008
March 31, 2008
April 22, 2008
June 11, 2008

The portion of the Prospectus dated March 10, 2008 beginning on page 15 under the heading “Portfolio Manager” is revised to add the following:

Portfolio Managers

        David N. Martucci, Vice President and a portfolio manager at Bear Stearns Asset Management, Inc. (the “Advisor”), is jointly and primarily responsible for the day-to-day management of the Fund’s investments. Mr. Martucci joined the Advisor in July 2008. Mr. Martucci is also a Vice President and portfolio manager in the U.S. Fixed Income Group at JPMorgan Chase & Co. (“JPMC”), the Advisor’s parent company. Mr. Martucci joined JPMC in 2000 and is responsible for the management of enhanced cash and short duration portfolios. Prior to joining JPMC, Mr. Martucci worked at Chubb Insurance as a professional lines underwriter. He earned a B.A. in Math and Economics from Hamilton College and earned an M.B.A. in Finance and Economics from New York University’s Stern School of Business.

        Please refer to the SAI for a more complete discussion of the portfolio managers, including their compensation, other accounts managed by them, and their ownership of securities of the Fund.

The date of this Supplement is July 18, 2008.

Please retain this Supplement for future reference.